UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

______

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2008

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.       Financial Statements and Exhibits

(d)      Exhibits

The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1
Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Notes Linked to a Weighted Basket Consisting of Three Commodities and Three Commodity Indices due November 30, 2012

8.2	Tax Opinion of Davis Polk & Wardwell relating to Upside Auto Callable Reverse Exchangeable Notes due December 1, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.3
Tax Opinion of Davis Polk & Wardwell relating to 10.0% (equivalent to 20.0% per annum) Reverse Exchangeable Notes due December 1, 2008 Linked to the Least Performing Common Stock of Apple Inc., Google Inc., Microsoft Corporation and QUALCOMM Incorporated

8.4	Tax Opinion of Davis Polk & Wardwell relating to Floating Rate Notes Linked to the Consumer Price Index due May 30, 2013
8.5	Tax Opinion of Davis Polk & Wardwell relating to Return Notes Linked to the JPMorgan Core Commodity Investable Global Asset Rotator Long-Short Index due May 31, 2011
8.6
Tax Opinion of Davis Polk & Wardwell relating to 9.50% (equivalent to 19.00% per annum) Reverse Exchangeable Notes due December 2, 2008 Linked to the Least Performing Common Stock of Peabody Energy Corporation , Freeport-McMoRan Copper & Gold, Inc., Halliburton Company, Schlumberger Limited and Exxon Mobil Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Neila B. Radin

	Name:	Neila B. Radin
	Title:	Senior Vice President

Dated: May 29, 2008

EXHIBIT INDEX

Exhibit Number	Description
8.1
Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Notes Linked to a Weighted Basket Consisting of Three Commodities and Three Commodity Indices due November 30, 2012

8.2	Tax Opinion of Davis Polk & Wardwell relating to Upside Auto Callable Reverse Exchangeable Notes due December 1, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.3
Tax Opinion of Davis Polk & Wardwell relating to 10.0% (equivalent to 20.0% per annum) Reverse Exchangeable Notes due December 1, 2008 Linked to the Least Performing Common Stock of Apple Inc., Google Inc., Microsoft Corporation and QUALCOMM Incorporated

8.4	Tax Opinion of Davis Polk & Wardwell relating to Floating Rate Notes Linked to the Consumer Price Index due May 30, 2013
8.5	Tax Opinion of Davis Polk & Wardwell relating to Return Notes Linked to the JPMorgan Core Commodity Investable Global Asset Rotator Long-Short Index due May 31, 2011
8.6
Tax Opinion of Davis Polk & Wardwell relating to 9.50% (equivalent to 19.00% per annum) Reverse Exchangeable Notes due December 2, 2008 Linked to the Least Performing Common Stock of Peabody Energy Corporation , Freeport-McMoRan Copper & Gold, Inc., Halliburton Company, Schlumberger Limited and Exxon Mobil Corporation